UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2016

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Silva Lane Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

On November 11, 2016, Towerstream Corporation (the “Company”) issued a press release (the “Press Release”) announcing certain results for the three months ended September 30, 2016. A copy of the Press Release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed incorporated by reference into any of the Company’s registration statements or other filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such filing.

The Press Release includes EBITDA calculations, which is not a generally accepted accounting principles (“GAAP”) financial measure. It is presented in the Press Release because the Company’s management uses this information in evaluating the operating efficiency and overall financial performance of its business. The Company’s management also believes that this information provides the users of the Company’s financial statements with valuable insight into its operating results. EBITDA is calculated as net income (loss) before interest, income taxes, depreciation and amortization. The Company defines adjusted EBITDA as net income (or loss) before interest, income taxes, depreciation and amortization expense. We also exclude from EBITDA non-cash items such as stock-based compensation and deferred rent expense as well as unusual and non-recurring gains or losses. It is important to note, however, that non-GAAP financial measures as presented do not represent cash provided by or used in operating activities and may not be comparable to similarly titled measures reported by other companies. Neither should be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

The information contained in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors described from time to time in our periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. We assume no obligation to update any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued November 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: November 14, 2016	By:	/s/ Philip Urso
Philip Urso
Interim Chief Executive Officer